1st Quarter Earnings Highlights A p r i l 2 5 , 2 0 1 9

Forward-Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

Michael C. Rechin President Chief Executive Officer

1st Quarter 2019 Highlights Earnings Per Share of $ .78, a 5.4% Increase over 1Q2018 $38.8 Million of Net Income, a 5.8% Increase over 1Q2018 Total Assets of $10.2 Billion; Grew by 7.8% over 1Q2018 Organic Loan & Deposit Growth of 5.7% and 9.8%, respectively, over 1Q2018 1.54% Return on Average Assets 10.86% Return on Average Equity 51.18% Efficiency Ratio 4

Mark K. Hardwick Executive Vice President Chief Financial Officer and Chief Operating Officer

Total Assets ($ in Millions) 2017 2018 Q1-’18 Q1-’19 1. Investments $1,561 $1,633 $1,544 $1,863 2. Loans 6,758 7,229 6,906 7,303 3. Allowance (75) (81) (76) (81) 4. Goodwill & Intangibles 477 470 475 468 5. BOLI 224 225 222 226 6. Other 422 409 402 432 7. Total Assets $9,367 $9,885 $9,473 $10,211 Annualized Asset Growth 5.5% 13.2% 1 1 Annualized from December 31, 2018 6

Loan Yield and Detail (as of March 31, 2019) YTD Yield = 5.30% Commercial Agricultural Total Loans = $7.3 Billion Construction Land & Agricultural Real Estate Land Public Land Development Production Non-Owner 3.2% Finance/Other Occupied 7.4% 1.1% Commercial Variable = $5.0 Billion 25.9% 5.9% Fixed = $2.3 Billion Residential Mortgage 13.4% Home Equity LIBOR- 7.3% Based 36% Prime- Other Based Consumer 19% Commercial 1.5% Real Estate Owner-Occupied 9.8% Commercial & Industrial Fixed Rate Other 24.5% 32% Variable Rates 13% 7

Investment Portfolio (as of March 31, 2019) Tax-Exempt Mortgage-Backed Municipals Securities 47% 27% $1.9 Billion Portfolio Modified duration of 5.1 years Tax equivalent yield of 3.49% Net unrealized gain of $26.1 Million Collateralized Mortgage Corporate U. S. Obligations Obligations Agencies 22% 1% 3% 8

Total Liabilities and Capital ($ in Millions) 2017 2018 Q1-’18 Q1-’19 1. Customer Non-Maturity Deposits $5,741 $6,268 $5,850 $6,439 2. Customer Time Deposits 1,051 1,241 1,137 1,375 3. Brokered Deposits 381 246 341 234 Total Deposits 7,173 7,755 7,328 8,048 4. Borrowings 701 538 644 481 5. Other Liabilities 57 51 55 92 6. Hybrid Capital 133 133 133 134 7. Common Equity 1,303 1,408 1,313 1,456 8. Total Liabilities and Capital $9,367 $9,885 $9,473 $10,211 9

Deposit Detail (as of March 31, 2019) YTD Cost = 1.20% Certificates & Certificates & Total = $8.0 Billion Time Deposits Time Deposits >$100,000 <$100,000 Savings 8% Deposits 9% Brokered 29% Deposits 3% Demand Deposits 51% 10

Capital Ratios Total Risk-Based Capital Ratio (Target = 12.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 9.00%) 14.71% 15.00% 14.61% 14.24% 14.25% 14.01% 13.81% 14.00% 13.76% 13.69% 13.69% 13.00% 12.12% 11.98% 12.00% 11.64% 11.16% 11.11% 11.04% 11.21% 11.03% 11.00% 11.00% 10.14% 9.97% 10.00% 9.68% 9.50% 9.55% 9.39% 9.30% 9.32% 9.36% 9.00% 8.00% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 11

Net Interest Margin Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Q4 - '18 Q1 - '19 Net Interest Income - FTE ($millions) $ 64.9 $ 67.2 $ 78.9 $ 83.5 $ 82.5 $ 87.2 $ 89.2 $ 90.7 $ 87.8 Fair Value Accretion $ 4.3 $ 2.3 $ 3.2 $ 4.1 $ 3.2 $ 3.8 $ 3.2 $ 3.9 $ 2.3 Tax Equivalent Yield on Earning Assets 4.42% 4.44% 4.56% 4.67% 4.57% 4.74% 4.88% 4.97% 4.89% Interest Expense/Average Earning Assets 0.44% 0.49% 0.53% 0.57% 0.65% 0.75% 0.83% 0.93% 1.05% Net Interest Margin 3.98% 3.95% 4.03% 4.10% 3.92% 3.99% 4.05% 4.04% 3.84% Fair Value Accretion Effect 0.26% 0.14% 0.17% 0.20% 0.15% 0.18% 0.15% 0.17% 0.09% $94 4.20% 4.10% 4.05% 4.04% $90 4.03% 3.84% 3.98% 3.95% 3.99% $86 3.92% 4.00% $82 3.80% $78 $74 3.60% $70 $66 3.40% $62 3.20% $58 $54 3.00% Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Q4 - '18 Q1 - '19 Net Interest Income - FTE ($millions) Net Interest Margin 12

Non-Interest Income ($ in Millions) 2017 2018 Q1-’18 Q1-’19 1. Service Charges on Deposit Accounts $ 18.7 $ 21.0 $ 4.8 $ 5.1 2. Wealth Management Fees 14.7 14.9 3.8 3.8 3. Card Payment Fees 16.1 18.0 4.6 4.8 4. Gains on Sales of Mortgage Loans 7.6 7.0 1.8 1.3 5. Derivative Hedge Fees 2.0 2.5 0.8 0.8 6. Other Customer Fees 1.7 1.9 0.5 0.5 7. Cash Surrender Value of Life Ins 6.6 4.2 1.2 1.0 8. Gains on Sales of Securities 2.6 4.3 1.6 1.1 9. Other 1.0 2.7 0.5 0.3 10. Total Non-Interest Income $71.0 $76.5 $19.6 $18.7 13

Non-Interest Expense ($ in Millions) 2017 2018 Q1-’18 Q1-’19 1. Salary & Benefits $119.8 $131.7 $ 32.2 $ 33.0 2. Premises & Equipment 30.1 32.7 8.4 8.7 3. Intangible Asset Amortization 5.6 6.7 1.7 1.5 4. Professional & Other Outside Services 12.8 8.2 1.5 1.9 5. OREO/Credit-Related Expense 1.9 1.5 0.4 1.2 6. FDIC Expense 2.6 2.9 0.7 0.7 7. Outside Data Processing 12.2 13.2 3.0 3.7 8. Marketing 3.7 4.7 0.9 1.1 9. Other 16.9 18.4 4.9 4.8 10. Total Non-Interest Expense $ 205.6 1 $ 220.0 $ 53.7 $56.6 1 2017 includes acquisition-related expenses of $12.2 million 14

Earnings ($ in Millions) 2017 2018 Q1-’18 Q1-’19 1. Net Interest Income $ 277.3 $ 338.8 $ 79.9 $ 84.9 2. Provision for Loan Losses (9.1) (7.2) (2.5) (1.2) 3. Net Interest Income after Provision 268.2 331.6 77.4 83.7 4. Non-Interest Income 71.0 76.5 19.6 18.7 5. Non-Interest Expense (205.6) (220.0) (53.7) (56.6) 6. Income before Income Taxes 133.6 188.1 43.3 45.8 7. Income Tax Expense (37.5) 1 (29.0) 2 (6.6) (6.9) 8. Net Income Avail. for Distribution $ 96.1 $ 159.1 $ 36.7 $ 38.9 9. EPS $ 2.12 3 $ 3.22 $ 0.74 $ 0.78 10. Efficiency Ratio 54.56% 50.21% 51.33% 51.18% 12017 includes $5.1 million of additional tax expense due to revaluing deferred taxes as a result of the Tax Cuts and Jobs Act 22018 reflects $1.8 million net reduction to income tax expense resulting from an increase in Indiana state tax liability offset by the release of a valuation allowance on state deferred tax assets 3Acquisition-related expenses, the impact of tax reform, and pension settlement accounting reduced EPS by $0.30 for 2017 15

Per Share Results 2018 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .74 $ .80 $ .83 $ .85 $ 3.22 2. Dividends $ .18 $ .22 $ .22 $ .22 $ .84 3. Tangible Book Value $17.14 $17.71 $18.16 $19.12 2019 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .78 – – – $ .78 2. Dividends $ .22 – – – $ .22 3. Tangible Book Value $20.07 16

Dividends and Tangible Book Value Quarterly Dividends Tangible Book Value .22 0.22 0.20 .18 $20.07 0.18 $19.12 0.16 .15 $16.96 .14 $15.85 $14.68 0.14 $13.65 0.12 .11 $12.17 $10.95 0.10 $9.64 .08 $9.21 0.08 0.06 .05 0.04 .03 0.02 .01 0.00 2.39% Forward Dividend Yield Compound Annual Growth Rate of 9.90% Equals 28.2% Dividend Payout Ratio 17

John J. Martin Executive Vice President Chief Credit Officer

Loan Portfolio Trends Change Change Linked Quarter Year Over Year ($ in Millions) 2017 2018 Q1-'18 Q1-'19 $ % $ % 1. Commercial & Industrial $ 1,494 $ 1,727 $ 1,554 $ 1,789 $ 62 3.6% $ 235 15.1% 2. CRE Owner Occupied 700 725 709 714 (11) (1.5%) 5 0.7% 3. Construction, Land and 612 546 590 542 (4) (0.7%) (48) (8.1%) Land Development 4. CRE Non-Owner Occupied 1,618 1,865 1,760 1,888 23 1.2% 128 7.3% 5. Agricultural Production 122 92 98 80 (12) (13.0%) (18) (18.4%) 6. Agricultural Land 244 242 245 237 (5) (2.1%) (8) (3.3%) 7. Public Finance/Other Commercial 397 433 398 428 (5) (1.2%) 30 7.5% 8. Total Commercial Loans 5,187 5,630 5,354 5,678 48 0.9% 324 6.1% 9. Residential Mortgage 970 970 953 980 10 1.0% 27 2.8% 10. Home Equity 514 528 511 536 8 1.5% 25 4.9% 11. Other Consumer 87 101 88 109 8 7.9% 21 23.9% 12. Total Residential Mortgage and 1,571 1,599 1,552 1,625 26 1.6% 73 4.7% Consumer Loans 13. Total Loans $ 6,758 $ 7,229 $ 6,906 $ 7,303 $ 74 1.0% $ 397 5.7% Construction Concentration1 60% 50% 57% 49% Investment RE Concentration1 219% 221% 226% 221% 1As a % of Risk Based Capital 19

Asset Quality Summary Change Change ($ in Millions) Linked Quarter Year Over Year 186.12017 2018 Q1-'18 Q1-'19 $ % $ % 1. Non-Accrual Loans $ 28.7 $ 26.1 $ 27.5 $ 28.0 $ 1.9 7.3% $ 0.5 1.8% 2. Other Real Estate 10.4 2.2 9.7 1.9 (0.3) (13.6%) (7.8) (80.4%) 3. Renegotiated Loans 1.0 1.1 0.6 0.7 (0.4) (36.4%) 0.1 16.7% 4. 90+ Days Delinquent Loans 0.9 1.9 0.7 0.1 (1.8) (94.7%) (0.6) (85.7%) 5. Total NPAs & 90+ Days Delinquent $ 41.0 $ 31.3 $ 38.5 $ 30.7 $ (0.6) (1.9%) $ (7.8) (20.3%) 6. Total NPAs & 90+ Days/Loans & ORE 0.6% 0.4% 0.6% 0.4% 7. Classified Assets $153.1 $173.2 $178.4 $169.6 $ (3.6) (2.1%) $ (8.8) (4.9%) 8. Specific Reserves $ 1.6 $ 1.9 $ 1.3 $ 1.6 $ (0.3) (15.8%) $ 0.3 23.1% 20

Non-Performing Asset Reconciliation ($ in Millions) Q2-'18 Q3-'18 Q4-'18 Q1-'19 1. Beginning Balance NPAs & 90+ Days Delinquent $ 38.5 $ 29.9 $ 30.3 $ 31.3 Non-Accrual 2. Add: New Non-Accruals 2.7 4.6 12.1 5.2 3. Less: To Accrual/Payoff/Renegotiated (6.3) (2.5) (5.4) (1.2) 4. Less: To OREO (0.1) (0.1) (0.3) (0.2) 5. Less: Charge-offs (3.7) (1.7) (0.7) (1.9) 6. Increase / (Decrease): Non-Accrual Loans (7.4) 0.3 5.7 1.9 Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.1 0.1 0.3 0.2 8. Less: ORE Sold (0.5) (0.2) (6.8) (0.2) 9. Less: ORE Losses (write-downs) (0.2) (0.1) (0.2) (0.3) 10. Increase / (Decrease): ORE (0.6) (0.2) (6.7) (0.3) 11. Increase / (Decrease): 90+ Days Delinquent (0.5) (0.1) 1.8 (1.8) 12. Increase / (Decrease): Renegotiated Loans (0.1) 0.4 0.2 (0.4) 13. Total NPAs & 90+ Days Delinquent Change (8.6) 0.4 1.0 (0.6) 14. Ending Balance NPAs & 90+ Days Delinquent $ 29.9 $ 30.3 $ 31.3 $ 30.7 21

ALLL and Fair Value Summary ($ in Millions) Q2-'18 Q3-'18 Q4-'18 Q1-'19 1. Beginning Allowance for Loan Losses (ALLL) $ 76.4 $ 77.5 $ 78.4 $ 80.6 2. Net Charge-offs (Recoveries) 0.6 0.5 (0.5) 0.9 3. Provision Expense 1.7 1.4 1.7 1.2 4. Ending Allowance for Loan Losses (ALLL) $ 77.5 $ 78.4 $ 80.6 $ 80.9 5. ALLL/Non-Accrual Loans 385.0% 383.9% 308.1% 289.5% 6. ALLL/Non-Purchased Loans 1.28% 1.28% 1.26% 1.24% 7. ALLL/Loans 1.09% 1.11% 1.11% 1.11% 8. Fair Value Adjustment (FVA) $ 37.2 $ 33.9 $ 30.0 $ 27.8 9. Total ALLL plus FVA 114.7 112.3 110.6 108.7 10. Purchased Loans plus FVA 1,059.1 979.2 874.3 809.9 11. FVA/Purchased Loans plus FVA 3.51% 3.46% 3.44% 3.43% 22

Portfolio Summary 1st quarter loans increased 1%, or 4% annualized with year over year loan growth of 5.7%. C&I led the increase in the quarter growing by 3.6% with year over year growth of 15.1%. Asset Quality remained healthy with NPAs & 90+ days at .4% of loans and ORE and classified assets decreasing by $3.6 million this quarter. Net charge-offs were $.9 million with provision expense of $1.2 million supporting loan growth. ALLL to total loans and non-purchased loans was 1.11% and 1.24%, respectively. 23

Michael C. Rechin President Chief Executive Officer

Strategy and Tactics Overview Looking Forward… Manage market presence and our core banking business. Continue organic growth protocol Optimize our retail and commercial deposit strategy… products and pricing Leverage balance sheet muscle… Liquidity, Capital, Credit Market Disruptions = Opportunity Implement integration schedule and marketing plan for Michigan entry 25

First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME Additional information can be found at www.firstmerchants.com Investor Inquiries: Nicole Weaver, Investor Relations 765.521.7619 nweaver@firstmerchants.com 26

Appendix

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	929,470	1,035,116	1,283,120	1,303,463	1,313,073	1,340,328	1,361,426	1,408,260	1,455,848
Adjust for Accumulated Other Comprehensive (Income) Loss	3,722	(1,384)	6,358	3,534	21,725	24,868	35,409	21,422	1,595
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	55,474	55,534	65,864	65,919	65,975	66,030	66,086	66,141	66,197
Less: Tier 1 Capital Deductions	(80)	(166)	-	-	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(250,493)	(300,307)	(462,080)	(464,066)	(467,518)	(466,063)	(464,658)	(463,525)	(462,202)
Less: Disallowed Deferred Tax Assets	(320)	(665)	-	-	(2,594)	(2,104)	(1,111)	-	(4,037)
Total Tier 1 Capital (Regulatory)	$ 737,648	$ 788,003	$ 893,137	$ 908,725	$ 930,536	$ 962,934	$ 997,027	$ 1,032,173	$ 1,057,276
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	68,225	70,471	73,354	75,032	76,420	77,543	78,406	80,552	80,902
Total Risk-Based Capital (Regulatory)	$ 870,873	$ 923,474	$ 1,031,491	$ 1,048,757	$ 1,071,956	$ 1,105,477	$ 1,140,433	$ 1,177,725	$ 1,203,178
Net Risk-Weighted Assets (Regulatory)	$ 6,114,112	$ 6,592,710	$ 7,497,321	$ 7,660,604	$ 7,831,727	$ 8,002,666	$ 8,001,191	$ 8,060,882	$ 8,176,677
Total Risk-Based Capital Ratio (Regulatory)	**14.24%**	**14.01%**	**13.76%**	**13.69%**	**13.69%**	**13.81%**	**14.25%**	**14.61%**	**14.71%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 737,648	$ 788,003	$ 893,137	$ 908,725	$ 930,536	$ 962,934	$ 997,027	$ 1,032,173	$ 1,057,276
Less: Qualified Capital Securities	(55,474)	(55,534)	(65,864)	(65,919)	(65,975)	(66,030)	(66,086)	(66,141)	(66,197)
Add: Additional Tier 1 Capital Deductions	80	166	-	-	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 682,254	$ 732,635	$ 827,273	$ 842,806	$ 864,561	$ 896,904	$ 930,941	$ 966,032	$ 991,079
Net Risk-Weighted Assets (Regulatory)	$ 6,114,112	$ 6,592,710	$ 7,497,321	$ 7,660,604	$ 7,831,727	$ 8,002,666	$ 8,001,191	$ 8,060,882	$ 8,176,677
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.16%**	**11.11%**	**11.03%**	**11.00%**	**11.04%**	**11.21%**	**11.64%**	**11.98%**	**12.12%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

First Merchants Corporation

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Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19
Total Stockholders' Equity (GAAP)	$ 929,470	$ 1,035,116	$ 1,283,120	$ 1,303,463	$ 1,313,073	$ 1,340,328	$ 1,361,426	$ 1,408,260	$ 1,455,848
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(257,963)	(309,686)	(478,558)	(476,503)	(474,777)	(473,059)	(471,409)	(469,784)	(468,256)
Tangible Common Equity (non-GAAP)	$ 671,382	$ 725,305	$ 804,437	$ 826,835	$ 838,171	$ 867,144	$ 889,892	$ 938,351	$ 987,467
Total Assets (GAAP)	$ 7,326,193	$ 7,805,029	$ 9,049,403	$ 9,367,478	$ 9,472,796	$ 9,734,715	$ 9,787,282	$ 9,884,716	$ 10,210,925
Less: Intangible Assets	(257,963)	(309,686)	(478,558)	(476,503)	(474,777)	(473,059)	(471,409)	(469,784)	(468,256)
Tangible Assets (non-GAAP)	$ 7,068,230	$ 7,495,343	$ 8,570,845	$ 8,890,975	$ 8,998,019	$ 9,261,656	$ 9,315,873	$ 9,414,932	$ 9,742,669
Tangible Common Equity Ratio (non-GAAP)	**9.50%**	**9.68%**	**9.39%**	**9.30%**	**9.32%**	**9.36%**	**9.55%**	**9.97%**	**10.14%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15	4Q16	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 901,657	$ 1,303,463	$ 1,313,073	$ 1,340,328	$ 1,361,426	$ 1,408,260	$ 1,455,848
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(258,866)	(476,503)	(474,777)	(473,059)	(471,409)	(469,784)	(468,256)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278	5,930	6,788	6,043	5,690	5,351	5,017	4,703
Tangible Common Equity, Net of Tax (non-GAAP	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 648,596	$ 833,623	$ 844,214	$ 872,834	$ 895,243	$ 943,368	$ 992,170
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,912,697	49,158,238	49,243,096	49,280,188	49,304,542	49,349,800	49,428,468
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.96**	**$ 17.14**	**$ 17.71**	**$ 18.16**	**$ 19.12**	**$ 20.07**

First Merchants Corporation

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Appendix – Non-GAAP Reconciliation EFFICIENCY RATIO (dollars in thousands): 2017 1Q18 2018 1Q19 Non Interest Expense (GAAP) $ 205,556 $ 53,687 $ 219,951 $ 56,621 Less: Intangible Asset Amortization (5,647) (1,726) (6,719) (1,528) Less: OREO and Foreclosure Expenses (1,903) (402) (1,470) (1,165) Adjusted Non Interest Expense (non-GAAP) 198,006 51,559 211,762 53,928 Net Interest Income (GAAP) 277,284 79,916 338,857 84,866 Plus: Fully Taxable Equivalent Adjustment 17,270 2,584 10,732 2,930 Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP) 294,554 82,500 349,589 87,796 Non Interest Income (GAAP) 71,009 19,561 76,459 18,713 Less: Investment Securities Gains (Losses) (2,631) (1,609) (4,269) (1,140) Adjusted Non Interest Income (non-GAAP) 68,378 17,952 72,190 17,573 Adjusted Revenue (non-GAAP) 362,932 100,452 421,779 105,369 Efficiency Ratio (non-GAAP) 54.56% 51.33% 50.21% 51.18% FORWARD DIVIDEND YIELD 1Q19 Most recent quarter's dividend per share $ 0.22 Most recent quarter's dividend per share - Annualized $ 0.88 Stock Price at 3/31/19 $ 36.85 Forward Dividend Yield 2.39% DIVIDEND PAYOUT RATIO 2019 Dividends per share $ 0.22 Earnings Per Share $ 0.78 Dividend Payout Ratio 28.2% 30

Appendix – Non-GAPP Reconciliation

CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands):

	2017	1Q18	2018	1Q19
Total Risk-Based Capital (Subsidiary Bank Only)				
Total Stockholders' Equity (GAAP)	$ 1,404,303	$ 1,414,109	$ 1,456,220	$ 1,487,947
Adjust for Accumulated Other Comprehensive (Income) Loss [1]	763	19,231	19,031	(908)
Less: Preferred Stock	(125)	(125)	(125)	(125)
Less: Tier 1 Capital Deductions	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(463,618)	(467,070)	(463,076)	(461,754)
Less: Disallowed Deferred Tax Assets	-	(2,234)	-	(4,119)
Total Tier 1 Capital (Regulatory)	941,323	963,911	1,012,050	1,021,041
Allowance for Loan Losses includible in Tier 2 Capital	75,032	76,420	80,552	80,902
Total Risk-Based Capital (Regulatory)	$ 1,016,355	$ 1,040,331	$ 1,092,602	$ 1,101,943
Construction, Land and Land Development Loans	$ 612,219	$ 590,093	$ 545,729	$ 542,501
Concentration as a % of the Bank's Risk-Based Capital	**60%**	**57%**	**50%**	**49%**
Construction, Land and Land Development Loans	$ 612,219	$ 590,093	$ 545,729	$ 542,501
Investment Real Estate Loans	1,617,943	1,760,226	1,865,544	1,887,995
Total Construction and Investment RE Loans	$ 2,230,162	$ 2,350,319	$ 2,411,273	$ 2,430,496
Concentration as a % of the Bank's Risk-Based Capital	**219%**	**226%**	**221%**	**221%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands):

	2Q18	2Q18	2Q18	2Q18
Loans Held for Sale (GAAP)	$ 2,046	$ 3,022	$ 4,778	$ 3,330
Loans (GAAP)	7,081,059	7,088,071	7,224,467	7,299,320
Total Loans	7,083,105	7,091,093	7,229,245	7,302,650
Less: Purchased Loans	(1,022,160)	(945,330)	(844,224)	(782,114)
Non-Purchased Loans (non-GAAP)	$ 6,060,945	$ 6,145,763	$ 6,385,021	$ 6,520,536
Allowance for Loan Losses (GAAP)	$ 77,543	$ 78,406	$ 80,552	$ 80,902
Fair Value Adjustment (FVA) (GAAP)	37,221	33,905	30,054	27,768
Allowance plus FVA (non-GAAP)	$ 114,764	$ 112,311	$ 110,606	$ 108,670
Purchased Loans (GAAP)	$ 1,022,160	$ 945,330	$ 844,224	$ 782,114
Fair Value Adjustment (FVA) (GAAP)	37,221	33,905	30,054	27,768
Purchased Loans plus FVA (non-GAAP)	$ 1,059,381	$ 979,235	$ 874,278	$ 809,882
Allowance as a Percentage of Non-Purchased Loans (non-GAAP)	**1.28%**	**1.28%**	**1.26%**	**1.24%**
FVA as a Percentage of Purchased Loans plus FVA (non-GAAP)	**3.51%**	**3.46%**	**3.44%**	**3.43%**

First Merchants Corporation

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